Toews Agility Shares Managed Risk ETF
Ticker Symbol: MRSK Primary Listing Exchange for the Fund: NYSE Arca, Inc.

A Series of Northern Lights Fund Trust

Supplement dated June 29, 2026 to the Prospectus dated August 28, 2025

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Effective on or about August 28, 2026, the investment objective and the “Principal Investment Strategies” section on page 1 of the Prospectus for the Fund will be revised as set forth below:

Current Investment Objective	Revised Investment Objective
The Fund seeks to provide long-term growth of capital and income, while limiting risk.	The Fund seeks to provide long-term growth of capital while limiting risk.

Current Principal Investment Strategies	Revised Principal Investment Strategies

The Fund seeks exposure to the large-cap U.S. equity market primarily through investment in S&P 500 Index futures contracts, ETFs that track the S&P 500 Index, and/or the component stocks of the S&P 500 Index. The Fund buys put options against these positions to offset the risk of adverse price movements, and buys and writes call and/or put options against the same positions to reduce volatility and to receive income from written call options.

The Fund’s adviser (the “Adviser”) seeks to achieve the Fund’s investment objective by investing in: 1) equity and equity index futures, 2) equity index options, 3) options on equity index futures, 4) options on exchange traded funds (“ETFs”), 5) ETFs that invest primarily in common stocks, 6) ETFs that invest primarily in fixed income securities, 7) common stocks, 8) fixed income securities and 9) cash or cash equivalents.

The Fund seeks exposure to the large-cap U.S. equity market primarily through investment in S&P 500 Index futures contracts, ETFs that track the S&P 500 Index, and/or the component stocks of the S&P 500 Index. The Fund buys put options against these positions to offset the risk of adverse price movements, and buys and writes call and/or put options against the same positions to reduce volatility.

The Fund’s adviser (the “Adviser”) seeks to achieve the Fund’s investment objective by investing in: 1) equity and equity index futures, 2) equity index options, 3) options on equity index futures, 4) options on exchange traded funds (“ETFs”), 5) ETFs that invest primarily in common stocks, 6) ETFs that invest primarily in fixed income securities, 7) common stocks, 8) fixed income securities and 9) cash or cash equivalents.

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The information in this supplement contains new and additional information beyond that in the Prospectus and Statement of Additional Information (“SAI”), dated August 28, 2025. This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.

Please retain this Supplement for future reference.